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                               AMENDMENT NO. 18 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the merger of AIM Balanced Fund, AIM Core Stock Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Health Sciences Fund, AIM Libra Fund, AIM Mid Cap Stock Fund and AIM Total Return Fund.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
      AIM Advantage Health Sciences Fund -              Class A
                                                        Class C

      AIM Multi-Sector Fund -                           Class A
                                                        Class C
                                                        Institutional Class

AIM EQUITY FUNDS
      AIM Aggressive Growth Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Blue Chip Fund -                              Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM Capital Development Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

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      AIM Charter Fund -                                Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Constellation Fund -                          Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Diversified Dividend Fund -                   Class A
                                                        Class C
                                                        Investor Class

      AIM Large Cap Basic Value Fund -                  Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM Large Cap Growth Fund -                       Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM Mid Cap Growth Fund -                         Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Select Basic Value Fund -                     Class A
                                                        Class C

      AIM Weingarten Fund -                             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM FUNDS GROUP
      AIM Basic Balanced Fund -                         Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM European Small Company Fund -                 Class A
                                                        Class C

      AIM Global Value Fund -                           Class A
                                                        Class C

      AIM International Small Company Fund -            Class A
                                                        Class C

                                       2
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      AIM Mid Cap Basic Value Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Premier Equity Fund -                         Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Select Equity Fund -                          Class A
                                                        Class C

      AIM Small Cap Equity Fund -                       Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM GROWTH SERIES
      AIM Basic Value Fund -                            Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Conservative Allocation Fund -                Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Global Equity Fund -                          Class A
                                                        Class C
                                                        Institutional Class

      AIM Growth Allocation Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Mid Cap Core Equity Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Moderate Allocation Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Moderate Growth Allocation Fund -             Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Moderately Conservative Allocation Fund -     Class A
                                                        Class C

                                       3
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                                                        Class R
                                                        Institutional Class

      AIM Small Cap Growth Fund -                       Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
      AIM Asia Pacific Growth Fund -                    Class A
                                                        Class C

      AIM European Growth Fund -                        Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

      AIM Global Aggressive Growth Fund -               Class A
                                                        Class C

      AIM Global Growth Fund -                          Class A
                                                        Class C

      AIM International Core Equity Fund -              Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM International Growth Fund -                   Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM INVESTMENT FUNDS
      AIM Developing Markets Fund -                     Class A
                                                        Class C

      AIM Global Health Care Fund -                     Class A
                                                        Class C
                                                        Investor Class

      AIM Trimark Endeavor Fund -                       Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Trimark Fund -                                Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Trimark Small Companies Fund -                Class A
                                                        Class C

                                       4
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                                                        Class R
                                                        Institutional Class

AIM INVESTMENT SECURITIES FUNDS
      AIM Global Real Estate Fund  -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM High Yield Fund -                             Class A
                                                        Class C
                                                        Institutional Class
                                                        Investor Class

      AIM Income Fund -                                 Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

      AIM Intermediate Government Fund -                Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM Limited Maturity Treasury Fund -              Class A
                                                        Class A3
                                                        Institutional Class

      AIM Money Market Fund -                           AIM Cash Reserve Shares
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM Municipal Bond Fund -                         Class A
                                                        Class C
                                                        Investor Class

      AIM Real Estate Fund -                            Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

      AIM Short Term Bond Fund -                        Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

      AIM Total Return Bond Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

                                       5
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AIM SECTOR FUNDS
      AIM Energy Fund -                                 Class A
                                                        Class C
                                                        Class K
                                                        Investor Class

      AIM Financial Services Fund -                     Class A
                                                        Class C
                                                        Class K
                                                        Investor Class

      AIM Gold & Precious Metals Fund -                 Class A
                                                        Class C
                                                        Investor Class

      AIM Leisure Fund -                                Class A
                                                        Class C
                                                        Class K
                                                        Investor Class

      AIM Technology Fund -                             Class A
                                                        Class C
                                                        Class K
                                                        Institutional Class
                                                        Investor Class

      AIM Utilities Fund -                              Class A
                                                        Class C
                                                        Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
      AIM Opportunities I Fund -                        Class A
                                                        Class C

      AIM Opportunities II Fund -                       Class A
                                                        Class C

      AIM Opportunities III Fund -                      Class A
                                                        Class C

AIM STOCK FUNDS
      AIM Dynamics Fund -                               Class A
                                                        Class C
                                                        Class K
                                                        Institutional Class
                                                        Investor Class

      AIM Small Company Growth Fund -                   Class A
                                                        Class C
                                                        Class K
                                                        Institutional Class
                                                        Investor Class

      AIM S&P 500 Index Fund -                          Institutional Class
                                                        Investor Class

                                       6
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AIM TAX-EXEMPT FUNDS
      AIM High Income Municipal Fund -                  Class A
                                                        Class C

      AIM Tax-Exempt Cash Fund -                        Class A
                                                        Investor Class

      AIM Tax-Free Intermediate Fund -                  Class A
                                                        Class A3
                                                        Institutional Class

AIM TREASURER'S SERIES TRUST
      Premier U.S. Government Money Portfolio           Investor Class"

                                       7
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      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 18, 2005

                               EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                               By: /s/ Robert H . Graham
                                   ------------------------------------
                                   Robert H. Graham
                                   President

                               A I M DISTRIBUTORS, INC.

                               By: /s/ Gene L. Needles
                                   ------------------------------------
                                   Gene L. Needles
                                   President

                                       8